UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________
FORM 8-K
________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 11, 2024
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Schrodinger, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39206	95-4284541
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)
(Commission File Number)

1540 Broadway, 24th Floor New York, NY		10036
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 295-5800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SDGR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 including, but not limited to those regarding the Company’s (as defined below) expectations about the speed and capacity of its computational platform, the Company’s ability to discover, identify and advance development candidates under the Agreement (as defined below), the potential of the Company’s collaboration with Novartis (as defined below) to develop new therapies, the Company’s ability to realize potential milestones, royalties or other payments under the Agreement and the risk that the Company may not realize the expected benefits of the Agreement. Statements including words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and statements in the future tense are forward-looking statements. These forward-looking statements reflect the Company’s current views about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to the Company and on assumptions the Company has made. Actual results may differ materially from those described in these forward-looking statements and are subject to a variety of assumptions, uncertainties, risks and important factors that are beyond the Company’s control, including the Company’s reliance upon third-party providers of cloud-based infrastructure to host its software solutions, the Company’s reliance on third party contract research organizations to assist in the discovery of development candidates, the Company’s reliance on Novartis to perform its obligations to develop and commercialize any development candidates discovered by the Company under the Agreement, the uncertainties inherent in drug development and commercialization, uncertainties associated with regulatory review of clinical trials and applications for marketing approvals, as well as the other risks and uncertainties under the caption “Risk Factors” and elsewhere in the Company’s filings and reports with the Securities and Exchange Commission, including the Company’s most recent Quarterly Report on Form 10-Q and in future filings and reports. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained herein as a result of new information, future events, changes in expectations or otherwise.

Item 1.01. Entry into a Material Definitive Agreement.
On November 11, 2024, Schrödinger, Inc. (the “Company”) entered into a research collaboration and license agreement (the “Agreement”) with Novartis Pharma AG (“Novartis”), pursuant to which, following expiration of the Hart-Scott-Rodino Act waiting period (the “Effective Date”), the Company and Novartis will collaborate on the discovery, research and pre-clinical development of small molecule compounds for targets in certain specified therapeutic areas.
Research and Development. Under the Agreement, during a research term, the Company will be responsible, together with Novartis, for the discovery of small molecule compounds directed against specified targets (“Collaboration Targets”) pursuant to mutually agreed research plans (the “Project Plans”). Under the Agreement, the Company and Novartis have agreed to pursue multiple initial Project Plans (the “Initial Project Plans”). The Agreement also includes mechanisms pursuant to which Novartis may, subject to specified conditions, add additional Project Plans (the “Additional Project Plans”).
The research term for each Project Plan will generally extend for four years or such earlier time as a development candidate is designated (a “Development Candidate”) for such Project Plan or the Project Plan is terminated. The parties may mutually agree to extend the research term for any Project Plan.
After the identification of a Development Candidate in any Project Plan, Novartis will be solely responsible for the further pre-clinical and clinical development, manufacturing and commercialization of products containing all compounds resulting from such Project Plan (“Collaboration Products”).
Financial Terms. Under the terms of the Agreement, Novartis agreed to pay to the Company an initial upfront fee of $150 million following the Effective Date. The Company also is entitled to receive up to $2.272 billion in total milestones across the Initial Project Plans. Such milestones consist of up to $892 million in discovery and development milestones and up to $1.38 billion in commercial milestones. The Company will also be entitled to receive additional milestones in the event Additional Project Plans are added to the Agreement.
The Company is also entitled to a tiered percentage royalty on annual global net sales of Collaboration Products ranging from mid-single digits to low-double digits, subject to certain specified reductions and customary royalty terms.

Exclusivity. On a Collaboration Target-by-Collaboration Target basis, during a specified period and subject to specified exceptions, the Company is prohibited from researching, developing, manufacturing, modifying, improving or commercializing, itself or with a third party, any small molecule directed against such Collaboration Target.
Term and Termination. Unless earlier terminated, the Agreement will expire (1) on a Collaboration Product-by-Collaboration Product and country-by-country basis on the expiration of the applicable royalty term for such Collaboration Product in such country, (2) on a Collaboration Target-by-Collaboration Target basis upon the expiration of all royalty terms for all Collaboration Products directed against such Collaboration Target and (3) in its entirety upon expiration of all payment obligations under the Agreement with respect to all Collaboration Products. The Agreement contains customary termination provisions, including by either party upon an uncured material breach or upon the occurrence of certain events of insolvency. Additionally, Novartis may terminate the Agreement, in its entirety or on a Collaboration Target-by-Collaboration Target basis, for convenience or for safety reasons; provided that certain customary rights and obligations will survive termination.
The foregoing description of certain terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which the Company intends to file as an exhibit to its Annual Report on Form 10-K for the fiscal year ending December 31, 2024.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Schrödinger, Inc.

Date: November 12, 2024	By:	/s/ Yvonne Tran
Yvonne Tran
Executive Vice President and Chief Legal Officer

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